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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended June 30, 2005 (the "Form 10-Q") of Mercantile Bank Corporation (the "Issuer").

      I, Gerald R. Johnson, Jr., Chairman and Chief Executive Officer of the Issuer, certify that:

(i) the Form 10-Q fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: August 8, 2005

                                          /s/ Gerald R. Johnson, Jr.
                                          -----------------------------------
                                          Gerald R. Johnson, Jr.
                                          Chairman and Chief Executive Officer

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